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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 5, 1996
                                                   --------------


                          Commission File No.  0-24300
                                               -------


                              NORRELL CORPORATION
                              -------------------
             (Exact name of registrant as specified in its charter)






                  GEORGIA                         58-0953709
        -------------------------------           ----------
        (State or other jurisdiction or           (I.R.S. Employer
        incorporation or organization)            Identification No.)



        3535 Piedmont Road, NE, Atlanta, GA       30305
        -----------------------------------       -----
        (Address of principal executive offices)  (Zip Code)




Registrant's telephone number, including area code (404)240-3000
                                                   -------------







                                 Not Applicable
- -------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report.

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On August 5, 1996, Norrell Corporation and its affiliate N. Acquisition Corporation (collectively "Norrell"), acquired all of the issued and outstanding stock of American Technical Resources, Inc. ("ATR") in exchange for 1,000,000 shares of Norrell Corporation common stock in a transaction accounted for as a pooling of interests.

Founded in 1985, ATR is an information technology staffing company that specializes in providing computer professionals for short- and long-term assignments. The company provides contract programming, contract recruiting, and payrolling services to commercial clients and currently employs more than 700 professionals. In addition to its headquarters in McLean, Virginia, ATR has branch offices in Colorado Springs and Atlanta.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.
         It is impractical to provide the required financial statements for American Technical Resources, Inc., within the time this Current Report is required to be filed. Such financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report is required to be filed.

     (b) Pro forma financial information.
         It is impractical to provide the pro forma financial statements required by this Item within the time this Current Report is required to be filed. Such pro forma financial statements will be filed as
         soon as practicable, but not   more than 60 days after this Current
         Report is required to be filed.

     (c) Exhibits
     1. Agreement and plan of organization dated August 5, 1996, by and among American Technical Resources, Inc., Charles F. Phillips, Ralph L. Lary III, Gary L. Kilgore, William C. Holman, George G. Lytle, Norrell Corporation and N. Acquisition Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  NORRELL CORPORATION
                                  (REGISTRANT)



Date:  August 16, 1996:       By: /s/ C. Kent Garner
                                  ----------------------------------------------
                                  C. Kent Garner
                                  Vice President and Chief Financial Officer
                                  (On behalf of the Registrant and as Chief
                                  Accounting Officer)

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